EXHIBIT 99.1
     SUPPLEMENTAL AGREEEMENT OF AMERISTAR CASINOS, INC.


Ameristar Casinos, Inc. ("ACI" hereby agrees to furnish supplementally to the Securities and Exchange Commission a copy of any of the exhibits and schedules to Exhibit 4.1 to ACI's Current Report on Form 8-K dated July 15, 1997, relating to the refinancing of ACI's long-term debt. Such
Exhibit 4.1 includes a list setting forth a description of the omitted exhibits and schedules.